UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2026 (April 1, 2026)

abrdn Global Premier Properties Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22016	20-8430002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800)-522-5465

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	AWP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2026, abrdn Global Premier Properties Fund (NYSE: AWP) (the “Fund”) entered into an amended and restated distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Fund may offer and sell up to $55,000,000 of common shares of beneficial interest with no par value (“Common Shares”), from time to time through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). Under the Investment Company Act of 1940, as amended, the Fund may not sell any Common Shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.

Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into an amended and restated sub-placement agent agreement, dated April 1, 2026 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) relating to the Common Shares to be offered under the Distribution Agreement.

The Offering is being made pursuant a prospectus supplement, dated April 1, 2026 and the accompanying prospectus, dated December 17, 2024, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333- 282296) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference.

Item 8.01.	Other Events

On April 1, 2026, the Fund commenced the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of Dechert LLP relating to the legality of the Common Shares is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Amended and Restated Distribution Agreement between the Registrant and ALPS Distributors, Inc.

1.2	Amended and Restated Sub-Placement Agent Agreement between ALPS Distributors, Inc. and UBS Securities LLC

5.1	Opinion of Dechert LLP

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

abrdn Global Premier Properties Fund

Date: April 1, 2026	By:	/s/ Robert Hepp
	Name:	Robert Hepp
	Title:	Vice President